                                                                    EXHIBIT 10.8


                                    FORM OF
                              HUDSON HOTELS TRUST

                        TRUSTEES' SHARE INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----
ARTICLE I DEFINITIONS...............................................   1

     1.01. Acceleration Date........................................   1
     1.02. Acquiring Person.........................................   1
     1.03. Administrator............................................   1
     1.04. Affiliate................................................   1
     1.05. Associate................................................   1
     1.06. Board....................................................   2
     1.07. Change in Control........................................   2
     1.08. Code.....................................................   2
     1.09. Common Shares............................................   2
     1.10. Company..................................................   2
     1.11. Continuing Trustee.......................................   2
     1.12. Control Affiliate........................................   3
     1.13. Control Change Date......................................   3
     1.14. Disabled.................................................   3
     1.15. Exchange Act.............................................   3
     1.16. Fair Market Value........................................   3
     1.17. First Award Date.........................................   4
     1.18. Founding Trustee.........................................   4
     1.19. Option...................................................   4
     1.20. Participant..............................................   4
     1.21. Person...................................................   5
     1.22. Plan.....................................................   5
     1.23. Related Entity...........................................   5
     1.24. Share Award..............................................   5
     1.25. Trustee..................................................   5

ARTICLE II PURPOSES.................................................   6

ARTICLE III ADMINISTRATION..........................................   6

ARTICLE IV SHARES SUBJECT TO PLAN...................................   7

     4.01. Aggregate Limit..........................................   7
     4.02. Reallocation of Shares...................................   7

ARTICLE V OPTIONS...................................................   7

     5.01. Grants...................................................   7

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
     5.02. Option Price and Payment.................................   7
     5.03. Exercise.................................................   8
     5.04. Maximum Option Period....................................   9
     5.05. Limited Transferability..................................   9
     5.06. Shareholder Rights.......................................  10
     5.07. Shares Subject to Options................................  10

ARTICLE VI SHARE AWARDS.............................................  10

     6.01. Grants...................................................  10
     6.02. Vesting..................................................  10
     6.03. Transferability..........................................  11
     6.04. Shareholder Rights.......................................  11
     6.05. Common Shares Subject to Awards..........................  12

ARTICLE VII ADJUSTMENT UPON CHANGE IN COMMON SHARES.................  12

ARTICLE VIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY
              BODIES................................................  13

ARTICLE IX GENERAL PROVISIONS.......................................  13

     9.01. Unfunded Plan............................................  13
     9.02. Rules of Construction....................................  14
     9.03. Notice...................................................  14
     9.04. Certain Reduction of Parachute Payments..................  14

ARTICLE X AMENDMENT.................................................  15

ARTICLE XI DURATION OF PLAN.........................................  15

ARTICLE XII EFFECTIVE DATE OF PLAN..................................  15

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

1.01.  ACCELERATION DATE
       -----------------

       Acceleration Date means the earlier of (i) the date that the Board approves a transaction or series of transactions which, if consummated, would result in a Change in Control or (ii) the date that an agreement is entered into with respect to a transaction or series of transactions which, if consummated, would result in a Change in Control.

1.02.  ACQUIRING PERSON
       ----------------

       Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner of securities representing at least thirty percent (30%) of the Company's then outstanding securities entitled to vote generally in the election of the Board.

1.03.  ADMINISTRATOR
       -------------

       Administrator means the Trustee or Trustees who are appointed by the Board to administer the Plan, none of whom may be Participants.

1.04.  AFFILIATE
       ---------

       Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

1.05.  ASSOCIATE
       ---------

       Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended as of January 1, 1990. An Associate does not include the Company or a majority-owned subsidiary of the Company.

1.06.  BOARD
       -----

       Board means the Board of Trustees of the Company.

1.07.  CHANGE IN CONTROL
       -----------------

       Change in Control means (i) a Person is or becomes an Acquiring Person;
(ii) a Person enters into an agreement that would result in that Person's becoming an Acquiring Person; (iii) at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission, is sold or transferred (in a single transaction or series of related transactions) to one or more Persons; (iv) the Company is merged, consolidated or reorganized into or with, or effects a statutory share exchange with, another Person, regardless of whether the Company is the surviving or resulting entity after the merger, consolidation, reorganization or statutory share exchange; or
(v) the Continuing Trustees cease for any reason to constitute a majority of the Board.

1.08.  CODE
       ----

       Code means the Internal Revenue Code of 1986, as amended.

1.09.  COMMON SHARES
       -------------

       Common Shares means the common shares of the Company.

1.10.  COMPANY
       -------

       Company means Hudson Hotels Trust.

1.11.  CONTINUING TRUSTEE
       ------------------

       Continuing Trustee means any member of the Board, while a member of the Board and (i) who was a member of the Board immediately following the Company's initial public offering of Common Shares, or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Trustees.

1.12.  CONTROL AFFILIATE
       -----------------

       Control Affiliate, with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended as of January 1, 1990.

1.13.  CONTROL CHANGE DATE
       -------------------

       Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.14.  DISABLED
       --------

       Disabled means permanently and totally disabled within the meaning of Code Section 22(e)(3).

1.15.  EXCHANGE ACT
       ------------

       Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect from time to time.

1.16.  FAIR MARKET VALUE
       -----------------

       Fair Market Value means, on any given date, the current fair market value of a Common Share as determined pursuant to subsection (a), (b) or (c) below.

       (a) While the Company is a Non-Public Company, Fair Market Value shall be determined by the Administrator using any reasonable method in good faith.

       (b) While the Company is a Public Company, Fair Market Value shall be determined as follows: if the Common Shares are not listed on an established stock exchange, the Fair Market Value shall be the reported "closing" price of a Common Share in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a Common Share reported on that stock exchange or exchanges or, if no sale of Common Shares shall be made on any stock exchange on that day, then the next preceding day on which there was a sale. For purposes of this definition, the term "Public Company" means an entity that has sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended and the term "Non-Public Company" means an entity that has never sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

       (c) Notwithstanding the foregoing, Fair Market Value on the First Award Date shall be the initial public offering price of the Common Shares.

1.17.  FIRST AWARD DATE
       ----------------

       First Award Date means the date that the registration statement relating to the Company's initial public offering of Common Shares is declared effective by the Securities and Exchange Commission.

1.18.  FOUNDING TRUSTEE
       ----------------

       Founding Trustee means a Participant who is a member of the Board on the First Award Date.

1.19.  OPTION
       ------

       Option means an option that entitles the holder to purchase Common Shares from the Company on the terms set forth in Article V of this Plan.

1.20.  PARTICIPANT
       -----------

       Participant means a member of the Board who is not an employee of the Company or an Affiliate.

1.21.  PERSON
       ------

       Person means any human being, firm, corporation, partnership, or other entity. Person also includes any human being, firm, corporation, partnership, or other entity as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, as amended as of January 1, 1990. The term Person does not include the Company or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company or by any Related Entity, and any person or entity organized, appointed, or established by the Company or by any subsidiary for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a Person.

1.22.  PLAN
       ----

       Plan means the Hudson Hotels Trust Trustees' Share Incentive Plan.

1.23.  RELATED ENTITY
       --------------

       Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Section 1563(a), 414(b) or 414(c).

1.24.  SHARE AWARD
       -----------

       Share Award means an award of Common Shares granted pursuant to Article
VI.

1.25.  TRUSTEE
       -------

       Trustee means a member of the Board of Trustees of the Company.

                                  ARTICLE II

                                   PURPOSES
                                   --------

       The Plan is intended (i) to assist the Company in recruiting and retaining non-employee Trustees and (ii) to promote a greater identity of interest between Participants and shareholders by enabling Participants to participate in the Company's future success.

                                  ARTICLE III

                                ADMINISTRATION
                                --------------

       The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Options and Share Awards upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. In addition, the Administrator shall have complete authority to interpret all provisions of the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. No Trustee serving as Administrator shall be liable for any act done in good faith with respect to the Plan. All expenses of administering the Plan shall be borne by the Company.

                                  ARTICLE IV

                            SHARES SUBJECT TO PLAN
                            ----------------------
4.01.  AGGREGATE LIMIT
       ---------------

       The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of Options and the grant of Share Awards is 114,000 shares, subject to adjustment as provided in Article VII.

4.02.  REALLOCATION OF SHARES
       ----------------------

       If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of Common Shares allocated to that Option or portion thereof may be reallocated to other Options and Share Awards to be granted under this Plan. If a Share Award is forfeited, in whole or in part, for any reason, the number of Common Shares allocated to the Share Award or portion thereof may be reallocated to other Options and Share Awards to be granted under this Plan.

                                   ARTICLE V

                                    OPTIONS
                                    -------
5.01.  GRANTS
       ------

       Each Founding Trustee shall be granted an Option for 15,000 Common
Shares on the First Award Date. Each other Participant shall be granted, on the date that he or she is first elected or appointed to the Board, an Option for 15,000 Common Shares.

5.02.  OPTION PRICE AND PAYMENT
       ------------------------

       The price per share for Common Shares purchased on the exercise of an Option shall be the Fair Market Value on the date that the Option is granted. Payment of the Option price shall be made in cash, cash equivalent acceptable to the Administrator, by the surrender to the

Company or attestation of ownership of Common Shares or a combination thereof. If Common Shares are used in payment of the Option price, the Common Shares that are surrendered or that are the subject of attestation must have an aggregate Fair Market Value (determined as of the day preceding the exercise date) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Common Shares for which the Option is being exercised.

5.03.  EXERCISE
       --------

       (a) Subject to the provisions of Article VII and Section 5.03(b), an Option granted under Section 5.01 shall be exercisable with respect to three thousand (3,000) Common Shares on the first anniversary of the date on which such Option was granted, provided that the Participant is then a member of the Board, and with respect to an additional three thousand (3,000) Common Shares subject to such Option on each of the next four successive anniversaries of the date such Option was granted, provided that the Participant is a member of the Board on the applicable anniversary. Except as provided in Section 5.03(b), a Participant shall forfeit his or her Option to the extent it is not exercisable under the preceding sentence when he or she ceases to serve on the Board.

       (b) Notwithstanding Section 5.03(a), all outstanding Options previously granted under the Plan shall be exercisable, in whole or in part, on a Control Change Date or, if sooner, an Acceleration Date and shall remain exercisable thereafter in accordance with the terms of this Plan and the applicable Agreement; and an Option held by a Participant who ceases to serve on the Board on account of his or her death or becoming Disabled will become exercisable, in whole or in part, as of the date Participant ceases to serve on the Board. To the extent that an Option has become exercisable in accordance with this Section 5.03(b) or Section 5.03(a), as applicable, it may be exercised whether or not the Participant is a member of the Board on the date or dates of exercise. An Option may be exercised with respect to any number of whole

Common Shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to the remaining Common Shares subject to the Option. All Options shall be evidenced by agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt.

5.04.  MAXIMUM OPTION PERIOD
       ---------------------

       The period during which an Option may be exercised shall be ten years from the date of grant. In the event of the Participant's death, the Option may be exercised by the Participant's estate, or by such person or persons who succeed to the Participant's rights by will or the laws of descent and distribution or to whom the Option is transferred pursuant to Section 5.05, following the Participant's death until the expiration of the Option period. Participant's estate or such person or persons may exercise the Option with respect to all or part of the number of Common Shares for which Participant could have exercised the Option on the date of his or her death.

5.05.  LIMITED TRANSFERABILITY
       -----------------------

       If requested by a Participant and agreed to by the Administrator, an Option granted under this Plan may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners (each person or entity, a "Permitted Transferee"), on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that a Permitted Transferee may not transfer the Option except by will or the laws of descent and distribution. Except for other transfers expressly permitted under this Section 5.05, an Option granted under this Plan may be transferred only by will or by the laws of descent and distribution. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

5.06.  SHAREHOLDER RIGHTS
       ------------------

       No Participant shall have any rights as a shareholder with respect to Common Shares subject to his or her Option until the date of exercise of such Option.

5.07.  SHARES SUBJECT TO OPTIONS
       -------------------------

       Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), Common Shares from its previously authorized but unissued Common Shares.

                                  ARTICLE VI

                                 SHARE AWARDS
                                 ------------
6.01.  GRANTS
       ------

       Each Founding Trustee shall be granted an Share Award for 3,500 Common Shares on the First Award Date. Each other Participant shall be granted, on the date that he or she is first elected or appointed to the Board, an Option for 3,500 Common Shares.

6.02.  VESTING
       -------

       (a) Seven hundred (700) of the Common Shares issued to a Participant under Section 6.01 shall become fully vested on the first anniversary of the date the Share Award is granted if the Participant, if Participant is then a member of the Board, and an additional seven hundred (700) Common Shares subject to the Share Award shall become vested on each of the next four successive anniversaries of the date such Share Award was granted, provided that the Participant is a member of the Board on the applicable anniversary. Except as provided in Section 6.02(b), a

Participant shall forfeit any Common Shares that have not vested under the preceding sentence when he or she ceases to serve on the Board.

       (b) Notwithstanding Section 6.02(a), all Common Shares subject to outstanding Share Awards previously granted under the Plan shall become fully vested a Control Change Date or, if sooner, an Acceleration Date; and all Common Shares subject to a Share Award held by a Participant who ceases to serve on the Board on account of his or her death or becoming Disabled will become fully vested as of the date Participant ceases to serve on the Board. All Share Awards shall be evidenced by agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt.

6.03.  TRANSFERABILITY
       ---------------

       A Participant may not pledge, exchange, hypothecate, bequeath, or otherwise transfer any Common Shares issued to such Participant under the Plan until such Common Shares are vested pursuant to Section 6.02(a) or 6.02(b), as applicable. Any transfer of Common Shares permitted under this Plan is subject to restrictions imposed by federal and state securities and other laws.

6.04.  SHAREHOLDER RIGHTS
       ------------------

       Until such time as a Common Share issued to a Participant under this Plan is vested pursuant to Section 6.02(a) or Section 6.02(b), as applicable, the Company shall retain custody of the certificate evidencing such Common Share and shall hold a stock power endorsed in blank with respect to such Common Share, which stock power is to be provided to the Company by the Participant as soon as reasonably possible after the date on which Common Shares are issued to him. A Participant will have the right to vote all Common Shares issued to him under this Plan and to receive all dividends thereon, for as long as the Participant continues to serve as a member of the Board, notwithstanding that a portion of the Common Shares issued to the Participant is not vested pursuant to Section 6.02(a) or Section 6.02(b), as applicable. On the date that the Participant ceases to be a member of the Board, all voting rights and all rights to receive dividends with respect to any Shares not yet vested pursuant to Section 6.02(a) or 6.02(b), as applicable, shall immediately terminate.

6.05.  COMMON SHARES SUBJECT TO AWARDS
       -------------------------------

       Upon the award of Common Shares in accordance with this Article VI, the Company may issue Common Shares from its authorized but unissued Common Shares.

                                  ARTICLE VII

                    ADJUSTMENT UPON CHANGE IN COMMON SHARES
                    ---------------------------------------

       The maximum number of shares as to which Options and Share Awards may be granted under this Plan and the terms of outstanding Options and Share Awards shall be revised as the Administrator shall determine to be equitably required in the event that (a) the Company (i) effects one or more share dividends, share split-ups, subdivisions or consolidation of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Administrator, necessitates such action. Any determination made under this Article VII by the Administrator shall be final and conclusive.

       The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares that will be issued as of any date of grant specified in this Plan.

                                 ARTICLE VIII

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
             -----------------------------------------------------

       No Common Shares shall be issued and no certificates for Common Shares shall be delivered under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's Common Shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Common Shares issued under the Plan may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Common Shares shall be issued and no certificate for Common Shares shall be delivered under the Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE IX
                              GENERAL PROVISIONS
                              ------------------

9.01.  UNFUNDED PLAN
       -------------

       The Plan, insofar as it provides for awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Plan. Any liability of the Company to any person with respect to any award to be made under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

9.02.  RULES OF CONSTRUCTION
       ---------------------

       Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

9.03.  NOTICE
       ------

       Unless specifically required by the terms of this Plan, notice to the Company's shareholders, the Participants, or any other person or entity of an action by the Board or the Administrator with respect to the Plan is not required before or after such action occurs.

9.04.  CERTAIN REDUCTION OF PARACHUTE PAYMENTS
       ---------------------------------------

       Any benefit, payment, accelerated vesting or other right under this Plan may constitute a "parachute payment" (as defined in Code Section 280G(b)(2)(A), but without regard to Code Section 280G(b)(2)(A)(ii)), with respect to which a Participant may incur a liability under Code Section 4999. In accordance with the terms of an Agreement, the Company shall reduce any such parachute payments if, and only to the extent that, a reduction will allow the Participant to receive a greater "net after-tax amount" than such Participant would receive absent a reduction. For purposes of this Section 8.04, "net after- tax amount" means the amount of any parachute payments, net of taxes imposed under Code Sections 1, 1401 and 4999 and any state or local income taxes applicable to the Participant. The determination of the net after-tax amount shall be calculated by using the top marginal rates of federal, state and local income taxes and self-employment taxes applicable to the Participant's taxable income in effect for the year in which the determination is made. The determination of any reduction pursuant to this Section 9.04 must be made by the Company in good faith, before any amount is due and payable to the Participant.

                                   ARTICLE X

                                   AMENDMENT
                                   ---------

       The Board may amend from time to time or terminate the Plan at any time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of Common Shares that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Options granted under this Plan outstanding at the time such amendment is made.

                                  ARTICLE XI

                               DURATION OF PLAN
                               ----------------

       No Options or Share Awards may be granted under the Plan after December 31, 2008. Options and Share Awards granted during the term of the Plan shall remain in effect in accordance with their terms notwithstanding the expiration or earlier termination of the Plan.

                                  ARTICLE XII

                            EFFECTIVE DATE OF PLAN
                            ----------------------

       Common Shares may be issued under the Plan on the First Award Date, provided that the Plan has been approved (at a duly held shareholders' meeting at which a quorum is present) by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, or by unanimous consent of the Company's shareholders. Options may be granted under this Plan upon its adoption by the Board, but no Option will be effective or exercisable unless this Plan is approved by shareholders in accordance with the preceding sentence.